UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2017
JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principle Executive Offices) (Zip Code)
417-235-6652
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02    Results of Operations and Financial Condition
As disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, Jack Henry & Associates, Inc. (the "Company") has changed its reportable segments to align with the way our Chief Executive Officer, who is also our Chief Operating Decision Maker, evaluates and manages the Company. The Company now has four reportable segments: Core, Payments, Complementary, and Corporate and Other. This change has no impact on the Company's historical consolidated balance sheets, statements of income, or cash flows. In order to provide additional information to our investors and analysts, the Company has recast historical segment information to conform to our new segment structure.
The schedules attached in Exhibit 99.1 contain unaudited segment information for the fiscal years ended June 30, 2017 and June 30, 2016 by quarter. The recast financial information contained in Exhibit 99.1 does not represent a restatement or reissuance of previously issued financial statements.
The information in this Item 2.02, including the exhibit in Item 9.01, should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended June 30, 2017 and the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2016, December 31, 2016, and March 31, 2017.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits
(d)     Exhibits
99.1    Recast reportable segment information by quarter for fiscal years 2016 and 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	November 28, 2017	/s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer and Treasurer